Fees Summary	Jan. 30, 2026 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 8,036.86
Total Fee Amount	8,036.86
Total Transaction Valuation	58,195,943.00
Total Offset Amount	0.00
Net Fee	$ 0.00